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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



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                          Date of Report: May 14, 2001







                          BRIGGS & STRATTON CORPORATION
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             (Exact name of registrant as specified in its charter)


Wisconsin                                 1-1370             39-0182330
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(State or other jurisdiction of      (Commission File      (I.R.S. Employer
  incorporation or organization)        Number)            Identification No.)

               12301 West Wirth Street, Wauwatosa, Wisconsin 53222
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (414) 259-5333


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

                  NOTICE OF COMPLETION OF SECURITIES OFFERINGS

         On May 14, 2001, Briggs & Stratton Corporation completed the previously announced proposed offerings of $275,000,000 of 8.875% senior notes due 2011 and $140,000,000 of 5.00% convertible senior notes due 2006 in separate private placements. The convertible notes are convertible into the company's common stock.

         A copy of the News Release announcing the completion of the offerings is filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits:

                  Exhibit
                  Number                    Description
                  ------                    -----------
                  99                        News Release dated May 15, 2001.
                                            (Filed herewith.)





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BRIGGS & STRATTON CORPORATION



Date: May 15, 2001                    By: /s/ James E. Brenn
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                                          James E. Brenn, Senior Vice President
                                              and Chief Financial Officer